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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2003


                          CRYO-CELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-23386                  22-3023093
----------------------       ---------------------     -----------------------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)


           3165 McMullen Booth Road
                   Building #B                                33761
              Clearwater, Florida
-----------------------------------------------      -----------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:  727-723-0333

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ITEM 12. Results of Operation and Financial Condition.

         On April 15, 2003, the Company issued a press release announcing the filing of Form 12b-25 with respect to its 10-QSB and preliminary range of results for the quarter ended February 28, 2003, as well as, prior periods, as a result of an evaluation of certain revenue recognition accounting policies. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 5.  Other Events.
         On April 15, 2003, the Company issued a press release announcing the appointment of the Company's Chairman, Mercedes Walton, as the interim Chief Executive Officer to replace John Hargiss, who resigned as CEO, President and a director on April 8, 2003. The appointment of Beth Houghton as interim President and Chief Operating Officer was also announced. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

         (c)    Exhibits
                --------

                See Exhibit No. 99.1.


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               SPECIAL NOTICE REGARDING FORWARD LOOKING STATEMENTS

         This Form 8-K, may contain statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Securities Exchange Act of 1934. The terms "CRYO-CELL International, Inc. ," "CRYO-CELL" "Company," "we," "our" and "us" refer to CRYO-CELL International, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate" and similar expressions and variations thereof, if used, are intended to specifically identify forward-looking statements. Those statements appear in a number of places in this Form 8-K and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things:

         (i) our strategic transformation and expense reductions efforts toward the goal of profitability and rebuilding shareholder value;

         (ii) our range of revenue and earnings for the current and prior periods;

         (iii)  our revenue sharing agreements and annual storage fees revenue;

         (iv) our filing of Form 10-QSB for the quarter ended February 28, 2003; and

         (v) our evaluation of the revenue recognized pursuant to the revenue sharing agreements and storage fees.

         Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, the following:

         (i) any material change to our previously reported financial results resulting from the evaluation by the Company and its auditors and SEC guidance;

         (ii) any inability to achieve profitability and increase shareholder value;

         (iii)  any inability to successfully reduce expenses;

         (iv) the additional costs associated with any revisions to our financial results;

         (v) the inability of the Company to maintain its listing on the Nasdaq Small Cap market as a result of the inability to timely file Form 10-QSB;

         (vi) and other factors set forth from time to time in the Company's reports, including but not limited to the Company's Form 10-KSB.

         We undertake no obligation to publicly update or revise the forward looking statements made in this Form 8-K to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

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SIGNATURE
---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRYO-CELL INTERNATIONAL, INC.


                                    By: /s/ Mercedes Walton
                                        --------------------------------------
                                        Mercedes Walton
                                        Its: Interim Chief Executive Officer

Dated: April 21, 2003


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EXHIBIT INDEX
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EXHIBIT
NUMBER       EXHIBIT
-------      -------

99.1         Press Release dated April 15, 2003.


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